Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-Q (the “Report”) of Capital Resource Alliance Inc.. (the “Company”) for the year ended December 31, 2008, each of the undersigned Joseph Forzani, the Chief Executive Officer, and Frederick Fitzgerald, the Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Joseph Forzani

February 13, 2009

Joseph Forzani, President and Chief Executive Officer

Frederick Fitzgerald

February 13, 2009

  Frederick Fitzgerald, Chief Financial Officer and

  Principal Accounting Officer.